Land Use Rights, net	12 Months Ended
Dec. 31, 2023
Land Use Rights, net
Land Use Rights, net
Land Use Rights, net
9.	Land Use Rights, net

Land use rights represent acquired right to use the land on which the Group’s offices and warehouses are built. In 2022 and 2023, the Group obtained the land use rights from the local authorities, including in Guangzhou and Guian. Amortization of the land use right is made over the remaining term of the land use right period from the date when the land was made available for use by the Group. The land use rights are summarized as follows (in thousands):

	December 31,	December 31,
	2022	2023
	RMB	RMB
Cost	4,521,308	4,590,902
Incentive payment from local government	(15,000)	(15,000)
Accumulated amortization	(384,541)	(486,475)
Impairment	—	(14,284)
Land use right, net	4,121,767	4,075,143

The total amortization expense for each of the years ended December 31, 2021, 2022 and 2023 amounted to approximately RMB87.4 million, RMB91.8 million and RMB101.9 million, respectively.